Exhibit 23(c)(v)

                        OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                     Class Y Share Certificate (8-1/2" x 12-5/8")

I.    FRONT OF CERTIFICATE (All text and other matter lies within
                           7-1/4" x 11-1/4" decorative border)

                        (upper left)      box with heading: NUMBER

                        (upper right)     box with heading: CLASS Y SHARES;
                        (centered
                        below boxes)   Oppenheimer Global Growth & Income Fund
                                    A MASSACHUSETTS BUSINESS TRUST

(at left)   THIS IS TO CERTIFY THAT (at right) SEE REVERSE FOR
   CERTAIN DEFINITIONS

                                                box with number
                                                CUSIP _________
      (at left)       is the owner of

      (centered)  FULLY PAID CLASS Y SHARES OF
                        BENEFICIAL INTEREST OF

                        OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                    (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                    WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.


(at left                                                    (at right
of seal)                                                    of seal)
(signature)                                           (signature)

/s/ Brian W. Wixted                                   /s/ Bridget A. Macaskill
_______________________                         ___________________
TREASURER                                       PRESIDENT


                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                        OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                         SEAL
                                         1990
                             COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                              Countersigned
                                          OPPENHEIMER SHAREHOLDER SERVICES
                                          (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                          Denver (CO) Transfer Agent

                                          By ____________________________
                                                Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 (certificate number)

II.   BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                              (Minor)

UNDER UGMA/GMA ________________
                    State


Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)


                    For  Value  Received  ...................   hereby  sell(s),
                    assign(s) and transfer(s) unto


 _______________________________________________________________________(Please
                    print or type name and address of assignee)

______________________________________________________

________________________________________________

                    Class Y Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                    ___________________________________
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    Guaranteed  Name of Guarantor

                                    By: _____________________________
                                          Signature of Officer/Title


(text printed vertically       NOTICE:    The    signature(s)   to   this
to right of above paragraph)   assignment
                               Must   correspond   with  the  name(s)  as
                               written
                               upon the face of the  certificate in every
                               particular any change  without  alteration
                               or enlargement or whatever.
(text printed in box to left   Signatures   must  be   guaranteed   by  a
of signature (s).              financial    institution   of   the   type
                               described in the current prospectus of the Fund.


PLEASE NOTE:  This  document       OppenheimerFunds   "four  hand"
contains  a  watermark  when       logotype.
viewed  at an  angle.  It is
invalid     without     this
watermark:







_______________________________________________________________________
                       THIS SPACE MUST NOT BE COVERED IN ANY WAY









N1A/215/Class Y Certificate